Howard Weil Energy Conference

April 6, 2005

Forward Looking Statements

Except for the historical information contained herein, the matters discussed in this presentation contain forward-looking statements, including statements containing the words “planned,” “expects,” “believes,” “strategy,” “opportunity,” “anticipates,” and similar words. Such forward-looking statements are subject to known and unknown risks, uncertainties, or other factors that may cause the company’s actual results to be materially different from historical results or any results expressed or implied by such forward-looking statements. We assume no obligation to update any forward-looking statements to reflect events or circumstances arising after the date hereof. Information on the factors and risks that could affect KFx’s business, financial condition, and results of operations are included under the headings “Risk Factors,” “Risks and Uncertainties,” or “Factors Affecting Our Operating Results” contained in our public filings with the Securities and Exchange Commission, available at (http://www.sec.gov).

KFx

Why

Energy

Environment

Economic Benefits

How

Proven coal beneficiation process: K-FuelTM

Why Now

1st Commercial scale plant 4Q05

Expediting steps for full scale K-FuelTM plants

Impact

Billions of tons of “new” PRB coal

Enormous global market demand

Value of KFx is “New” PRB Coal

Size: 2 billion tons Specifications:

BTU Content 11,000 – 11,500

Moisture ~ 7.00% Mercury ~ 2.6 lbs/TBtu

Sulfur ~ 0.39%—Ash ~ 6.09%

Anticipated Production

Yr 1: 1MM TPY

Yr. 4: 50MM TPY

Anticipated Production Costs: $15-20?/ton What is it Worth?

$40, $50, $60…?/ton

>9,000 Btu/lb 8,600—9,000 Btu/lb 8,300—8,600 Btu/lb <8.300 Btu/lb

BNSF BNSF MT WY BNSF

K-FuelTM (ex. PRB Coal):

PRB coal

K-Fuel

Heating value 8,000 -

(Btu/lb) 8,800

Moisture content (%) 30%

Mercury – Hg (lb/TBtu) ~9

KFx “Enabling” Process

11,000 –

~35% 11,500

6-8% ~(75)%

2.6 ~(70)%

Additional Benefits/Savings

Benefits

Up to 30% less SO2 and NOX from already low PRB

Reduces CO2 emissions due to increased efficiency

Less reactive than PRB coal; easier to store

Savings

No costly retrofits, Avoids shut-down periods Increases boiler efficiency, Reduces opex costs Enhancement/alternative to post-combustion control equip.

No added disposal problems

K-FuelTM Process: A Method that Replicates Nature

Coal Lock hoppers Vent Water recycled as steam Steam in Vent Process water out Waste water to treatment Vent K-Fuels Plus Product Condenser Carbon Filter Product Cooling Water for Reuse Qualified Hg Disposal Site To Storage

Proven equipment based on 70+ years coal processing in 165 plants worldwide

Coal: Strong Fundamentals

Strong US & Global coal markets

Demand:

– Global economic growth

– Increasing electrical demand

– Costs increasing for competing fuel sources

Supply:

– Eastern US Reserve depletion

– Increasing mining costs

– Under-utilized/Stranded low Btu coal needs transformation by “enabling” process

Minimal near-term nuclear or hydro capacity additions Weak economics/limited capacity for renewables

U.S. East vs. West Price Gap Widening

High Btu coal prices rising

Little spare capacity

Environmental regulations limiting new production Gap

– Restricted new mining permits

– Reserve depletion

Outstanding economics/margin potential for K-FuelTM $70 $60 $50 $40 $30 $20 $10 $0

Oct-94 Oct-96 Oct-98 Oct-00 Oct-02 Oct-04

Source: Spot prices as reported by Bloomberg

Eastern coal Western coal

Coal:

A Vast Worldwide Energy Resource

Primarily low rank coal

With “enabling” KFx process provides strategic energy solution

Accomplishments 2004—2005

Strengthened Board, Management, Project/Engineering/Plant Operating Expertise Improved Balance Sheet

$ 79 million in cash at year-end 2004

Ample cash

No Debt

Qualified for new Sec. 45 Clean Coal Tax Credit

$ 5.35/ton for 10 years, inflation adjusted

Began construction of KFx 750,000 TPY Commercial Scale Plant in Gillette, WY

Delivered both Lurgi Mark IV gasifiers—March 2005

Signed license agreement for K-FuelTM process with Cook Inlet Coal LLC

Received $7.5 million non-refundable technology access fee

Plant Construction Update

Comparative Balance Sheets

2004 2003* 2002

(millions)

Cash & Other current assets $ 81 $ 25 $ 5

PP&E, net and Plant Construction in Progress 24 7 0

Other assets 8 3 11

Total Assets $ 112 $ 35 $ 16

Current liabilities $ 7 $ 4 $ 8

Long-term liabilities 11 0 1

Total Liabilities $ 18 $ 4 $ 8

Stockholders’ Equity and Minority Interest $ 94 $ 31 $ 7

Total Liabilities and Stockholders’ Equity $ 112 $ 35 $ 16

* Excludes $9.4 million contingent earn-out due from Pegasus Technologies, Inc. (“Pegasus”) based on Pegasus future cash flows.

Full Scale K-FuelTM Plant at a Mine Site

(For Illustrative Purposes Only)

Description

Amount

Capacity in TPY 8MM

Capital Costs ($40-$50/ton) $320-400MM

FOB Sales Price1 $35-50/Ton

Coal Feedstock Cost and Operating Costs $15-20/Ton

Estimated Cash Flow from Operations2 $20-30/Ton

Tax Credits (inflation adjusted) $5.35/Ton

Total Est. Cash Flow from Operations2 $25-35/Ton

1. Before Environmental Credits 2. Before Interest and Taxes

Mercury Emissions

EPA proposed Mercury reduction cap and trade rule

~ 48 tons emitted/yr. using 1999 EPA baseline data

38 ton cap 2010 – 2017

15 ton cap 2018 and beyond

Possible mercury allowances $35,000—$200,000/pound K-FuelTM has up to 70%+ less mercury than feedstock K-FuelTM combined with post-combustion control equipment capable of even higher mercury removal

Mercury Emissions (cont.):

K-FuelTM Economic Advantages

Eastern compliance coal (Low SO2)

FOB cost spring 2005 ~ $60–65/ton

Potential mercury cap & trade cost ~ $8–45/ton Total cost of eastern compliance coal with potential mercury allowances ~ $68–110/ton

KFx

Why

Energy

Environment

Economic Benefits

How

Proven coal beneficiation process: K-FuelTM

Why Now

1st Commercial scale plant 4Q05

Expediting steps for full scale K-FuelTM plants

Impact

Billions of tons of “new” PRB coal

Enormous global market demand